UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2020

GORDON POINTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38363	82-1270173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Fifth Avenue South

Naples, FL 34102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 960-4687

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one Warrant	GPAQU	Nasdaq Capital Market
Class A common stock, $0.0001 par value per share	GPAQ	Nasdaq Capital Market
Warrants to purchase Class A common stock	GPAQW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on November 8, 2019 and January 14, 2020, Gordon Pointe Acquisition Corp. (the “Company”) received separate written notices from the staff of the Listing Qualifications Department of the NASDAQ Stock Market (the “Staff”) stating that the Company did not meet the requirements of Listing Rule 5550(a)(3), which requires the Company to maintain a minimum of 300 public holders (the “Public Holder Rule”), and Listing Rule 5620(a), which requires the Company to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end (the “Annual Meeting Rule”).

The Company submitted its original plans of compliance to Nasdaq on December 18, 2019 and February 21, 2020. On March 20, 2020, the Company submitted a supplemental plan of compliance to Nasdaq. On March 31, 2020, the Staff granted the Company an extension until May 4, 2020 to regain compliance with the Public Holder Rule and the Annual Meeting Rule.

On May 5, 2020, the Company received a letter from the Nasdaq Staff stating that as a result of the Company’s failure to maintain a minimum of 300 public holders and to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end, the Staff has determined to initiate procedures to delist the Company’s securities from Nasdaq, unless the Company appeals such determination on or before May 12, 2020. The Company intends to appeal the Staff’s delisting determination.

The Company’s securities will continue to trade on Nasdaq until a hearings panel decision is rendered. There is no assurance that the Company will be successful in its appeal of the delisting determination.

The Company expects to satisfy the Public Holder Rule and the Annual Meeting Rule upon completion of its proposed business combination with HOF Village, LLC (“HOFV”), which has been delayed due to, among other things, market dynamics caused by the Covid-19 pandemic. There is no assurance that the Company will be able to consummate the proposed business combination with HOFV.

Item 8.01 Other Events.

On May 8, 2020, the Company issued a press release announcing that its shareholders may participate telephonically in the Special Meeting to approve an additional extension to complete the proposed business combination which is scheduled for May 14, 2020 at 9:00 A.M. Eastern. Shareholders of the Company may participate in the call by dialing 1-(646)558- 8656, Entry Code: 798-121-0979 and Passcode: 882333.

 The May 8, 2020 press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Additional Information

In connection with the proposed business combination between the Company and HOFV, the Company’s wholly-owned subsidiary GPAQ Acquisition Holdings, Inc. (“Holdings”) has filed with the SEC a registration statement on Form S-4, as amended by Post-Effective Amendment No. 2, which became effective on March 24, 2020, for the Holdings securities to be issued to the security holders of the Company and the members of HOF Village Newco, LLC at the closing of the business combination, which includes a preliminary proxy statement/prospectus and other documents concerning the proposed business combination and related matters (the “Registration Statement and Merger Proxy Statement”). Investors and security holders are advised to read the Registration Statement and the Merger Proxy Statement, and amendments thereto and the definitive proxy statements, when available, which will contain important information about the proposed extension and the proposed business combination and the parties to it. The Registration Statement and definitive Merger Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the Registration Statement and Merger Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Holding’s, the Company’s and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the impact of the Coronavirus on GPAQ and HOFV, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of Holding’s to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by the Company and Holdings.

Participants in the Solicitation

The Company, Holdings, HOFV, Newco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 10, 2020, and also in the Registration Statement on Form S-4 filed with the SEC and declared effective on February 14, 2020, as amended by Post-Effective Amendment No. 2 to Registration Statement filed with the SEC and declared effective on March 24, 2020, which includes the proxy statement/prospectus of the Company for the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination, and information concerning the interests of the Company’s and Newco’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Newco’s equity holders generally, is set forth in the Post-Effective Amendment No. 2 to Registration Statement.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 8, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDON POINTE ACQUISITION CORP.

	By:	/s/ James J. Dolan
Name: James J. Dolan
Title: Chief Executive Officer
Dated: May 11, 2020